WNL SEPARATE ACCOUNT A
                     WESTERN NATIONAL LIFE INSURANCE COMPANY

                       Supplement dated September 25, 1997
                         to Prospectus dated May 1, 1997

This supplement should be attached to your copy of the Prospectus for the variable annuity contracts issued by WNL Separate Account A ("Separate Account A") and Western National Life Insurance Company ("Western National Life").

BLACKROCK MANAGED BOND PORTFOLIO SUBSTITUTION

The purpose of this supplement is to notify you of a proposal to substitute shares of the Salomon Brothers U.S. Government Securities Portfolio of WNL Series Trust for shares of the BlackRock Managed Bond Portfolio of WNL Series Trust.

On September 17, 1997, Western National Life filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Western National Life and Separate Account A propose to effect the Substitution as soon as is practical.

Western National Life has proposed the Substitution to provide a transfer of the assets from the BlackRock Managed Bond Portfolio which in the future is not expected to be of sufficient size to promote consistent investment performance or to reduce operating expenses.

EFFECTIVE SEPTEMBER 30, 1997, SHARES OF THE BLACKROCK MANAGED BOND PORTFOLIO WILL NO LONGER BE AVAILABLE FOR SALE AND NO TRANSFERS MAY BE MADE INTO THE BLACKROCK MANAGED BOND SUB-ACCOUNT. HOWEVER, DOLLAR COST AVERAGING TRANSFERS TO THE BLACKROCK MANAGED BOND SUB-ACCOUNT WILL BE PERMITTED UNTIL

THE DATE OF SUBSTITUTION.

An Owner, prior to the date of Substitution, may transfer his or her BlackRock Managed Bond Sub-Account Value to any other Sub-Account of Separate Account A without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, Western National Life will permit transfers from the Salomon Brothers U.S. Government Securities Sub-Account to any other Sub-Account of Separate Account A available under your Contract without any limitation or charge being imposed. After the 30 days, any transfers from the Salomon Brothers U.S. Government Securities Sub-Account will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios in which Separate Account A invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Western National Life at the address or telephone number set forth below.

Western National Life will effect the Substitution by simultaneously placing an order to redeem the shares of the BlackRock Managed Bond Portfolio and an order to purchase shares of the Salomon Brothers U.S. Government Securities Portfolio.

Western National Life will bear the expenses attributable to the Substitution. Western National Life will send affected Owners a notice within five days after the Substitution.

                        CUSTOMER SERVICE: (800) 910-4455

               Issued by: Western National Life Insurance Company

                Annuity Service Office: 1290 Silas Deane Highway
                           Wethersfield, CT 06109-4303